SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)        February 8, 1999
                                                        ------------------------



                               UNOCAL CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



    1-8483                                   95-3825062
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(Commission File Number)                (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California         90245
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(Address of Principal Executive Offices)                       (Zip Code)



                                 (310) 726-7600
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              (Registrant's Telephone Number, Including Area Code)

ITEM 5.      OTHER EVENTS.

1998 YEAR-END RESERVES AND RELATED COSTS

Unocal Corporation announced that it replaced 101 percent of its worldwide crude oil and natural gas production (excluding sales and price-related revisions) during 1998 with new proved reserves. Including sales and all revisions, the company replaced 60 percent of its production.

The company added more than 50 million barrels of proved oil reserves from two new deepwater fields, Merah Besar and West Seno, in the Kutei Basin, offshore East Kalimantan, in Indonesia. In the U.S., the company's lower 48 exploration and production business unit, Spirit Energy 76, recorded more than 30 discoveries in the Gulf of Mexico (GOM) shelf and onshore area and added 65 million barrels of oil equivalent (BOE) in proved reserves through discoveries and extensions, improved recovery and purchases.

International Operations

Unocal's international operations replaced 114 percent of production in 1998 (excluding sales and price-related revisions), primarily through exploration drilling. Including sales and all revisions, 81 percent of the international production was replaced. This included net proved reserve additions of 55 million BOE in Indonesia, 30 million BOE in Thailand, and 15 million BOE in Bangladesh.

For the year, the preliminary finding, development and acquisition (FD&A) costs for new proved reserves in Unocal's international operations in total (excluding price-related revisions) were $8.03 per BOE. Including price-related revisions, the preliminary FD&A costs were $8.29 per BOE.

International FD&A costs rose in 1998 due to several timing factors, including spending on the pipeline in Myanmar, initial exploration costs in Gabon, India, Bangladesh and Brazil, and the impact of the company's scheduled "just in time" exploration program in Thailand.

Spirit Energy 76

Spirit Energy 76 replaced 108 percent of its production in 1998 with new proved reserves (excluding sales and price-related revisions), particularly as a result of a 64-percent exploration success rate on the GOM shelf during the year. Including sales and all revisions, 65 percent of Spirit's production was replaced.

Spirit Energy's preliminary FD&A costs (excluding price-related revisions) for new proved reserves in 1998 on the GOM shelf and onshore were $7.26 per BOE. Including price-related revisions, Spirit's preliminary FD&A costs for the GOM shelf and onshore were $8.16 per BOE. Overall for Spirit, after taking into account price-related revisions and deepwater expenditures, which included $202 million in land acquisitions, preliminary FD&A costs were $13.27 per BOE.

Unocal is a leading global oil and gas exploration and production company with significant pipeline and power plant project developments worldwide.

Forward-looking statements and estimates regarding reserves in this report are based on assumptions concerning market, competitive, regulatory, geological, pricing, environmental, operational and other considerations. Actual results could differ materially.

The following tables provide details on the company's reserves and FD&A costs.

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

                               UNOCAL CORPORATION
                     CRUDE OIL AND NATURAL GAS RESERVE DATA

ESTIMATED PROVED RESERVES OF CRUDE OIL, CONDENSATE AND NATURAL GAS

                                                                           CRUDE OIL (1)       NATURAL GAS (2)    OIL EQUIVALENT(3)
                                                                            (MMBBLS)              (BCF)               (MMBOE)
                                                                     ---------------------------------------------------------------
1998 beginning reserves ..........................................               533                 6,550                1,625
    Discoveries/extensions .......................................                81                   437                  154
    Improved recovery ............................................                 6                    20                    9
    Revisions
     - Price-related .............................................               (23)                  (15)                 (26)
     - Other .....................................................                14                   (51)                   6
    Purchases ....................................................                 7                    52                   15
    Sales ........................................................               (19)                 (181)                 (49)
Production .......................................................               (67)                 (690)                (182)
                                                                     ---------------------------------------------------------------
1999 beginning reserves* .........................................               532                 6,122                1,552
                                                                     ===============================================================

*Includes host country shares for Indonesia,
 Yemen and Democratic Republic of Congo of: ......................                44                   389                  109

(1) Includes condensate.
(2) Reported on a wet gas basis, which include natural gas liquids.
(3) 6,000 cubic feet of natural gas = one barrel of oil.

ESTIMATED PROVED RESERVES BY GEOGRAPHIC AREA (MILLIONS OF BOE)

                                                                   Spirit        Other        Far           Other
                                                                  Energy 76      U.S.         East       International      Total
                                                                --------------------------------------------------------------------

1998 beginning reserves .................................              406         156          856              207          1,625
    Discoveries/extensions ..............................               45           6           87               16            154
    Improved recovery ...................................                5           2            1                1              9
    Revisions
     - Price-related ....................................               (8)        (15)          --               (3)           (26)
     - Other ............................................                6          (3)         (12)              15              6
    Purchases ...........................................               15          --           --               --             15
    Sales ...............................................              (21)         --           --              (28)           (49)
Production ..............................................              (66)        (21)         (83)             (12)          (182)
                                                                --------------------------------------------------------------------
1999 beginning reserves* ................................              382         125          849              196          1,552
                                                                ====================================================================

*Includes host country shares for Indonesia,
Yemen and Democratic Republic of Congo of: ..............               --          --          104                5            109

Note: Other U.S. is principally Alaska.  Far East includes Thailand, Indonesia and Myanmar.  Other International
includes Azerbaijan, Bangladesh, Canada, Democratic Republic of Congo, Netherlands and Yemen.

                                  PRELIMINARY 1998 FINDING, DEVELOPMENT AND ACQUISITION COSTS PER BOE


                                             Spirit Energy
                                    ---------------------------------  Other      Far        Other          Total
                                     Deepwater    Other     Total      U.S.       East    International  International     Total
                                    ------------------------------------------------------------------------------------------------
Costs Incurred (millions of dollars)
     Exploration .................. $     319    $  262     $ 581      $   3    $  209    $        167   $        376     $     960
     Development ..................         5       202       207         42       378             116            494           743
     Proved property acquisitions          --        53        53         --        --              10             10            63
                                    ------------------------------------------------------------------------------------------------
Total Costs Incurred .............. $     324    $  517     $ 841      $  45    $  587    $        293   $        880     $   1,766
                                    ================================================================================================

Reserve Data (millions of BOE))
     Discoveries/extensions .......                  45        45          6        87              16            103           154
     Improved recovery ............                   5         5          2         1               1              2             9
     Purchases ....................                  15        15         --        --              --             --            15
Subtotal ..........................                  65        65          8        88              17            105           178
     Revisions - price related ....                  (8)       (8)       (15)       --              (3)            (3)          (26)
     Revisions - other ............                   6         6         (3)      (12)             15              3             6
                                    ------------------------------------------------------------------------------------------------
Total Changes .....................                  63        63        (10)       76              29            105           158
                                    ================================================================================================

Finding & Development
Costs Per BOE*
     Excluding price revisions ....              $ 8.36     $14.20     $11.08   $  7.70   $       8.49   $       7.94     $   10.07
     Excluding all revisions ......              $ 9.32     $15.83     $ 6.52   $  6.65   $      15.62   $       8.18     $   10.44
     Including revisions ..........              $ 9.73     $16.53     $   --   $  7.70   $       9.46   $       8.19     $   11.90

Finding, Development & Acquisition
Costs Per BOE
     Excluding price revisions ....              $ 7.26     $11.81     $11.08   $  7.70   $       8.80   $       8.03     $    9.56
     Excluding all revisions ......              $ 7.89     $12.84     $ 6.52   $  6.65   $      16.19   $       8.28     $    9.88
     Including revisions ..........              $ 8.16     $13.27     $   --   $  7.70   $       9.81   $       8.29     $   11.12

     * Excludes proved property acquisition costs and purchases volumes

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
DESIGNATION OF EXECUTIVE OFFICER

William T. Wilson, the company's Vice President, Commodity Trading and Risk Management, and President of its Unocal Global Trade business unit, has been designated an executive officer of the company in accordance with Item 401(b) of Regulation S-K and other rules of the Securities and Exchange Commission.

Mr. Wilson was named Vice President, Commodity Trading and Risk Managment, in September 1995, heading the newly formed Unocal Global Trade unit. In January 1999, the responsibility for pipelines and related midstram operations was consolidated into that unit. Mr. Wilson joined the company in March 1995 as General Manager of Risk Management. From 1990 to 1995, he was employed by British Petroleum, where he held various management positions in exploration and production. His last assignment with British Petroleum was Manager of North American Gas Marketing. Mr. Wilson is 44.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                            UNOCAL CORPORATION
                                               (Registrant)





Date:  February 10, 1999                    By:   /s/ JOE D. CECIL
------------------------                    ------------------------------------
                                                  Joe D. Cecil
                                                  Vice President and Comptroller


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